UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 27, 2005

DENDRITE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16379	22-2786386
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1405 U.S. Highway 206, Bedminster, New Jersey		07921
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(908) 443-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On September 27, 2005, Dendrite International, Inc. (the “Company”) and George T. Robson entered into a letter amendment to their June 6, 2005 letter agreement extending the term of Mr. Robson’s employment with the Company as interim chief financial officer until November 11, 2005.  Pursuant to the amendment, Mr. Robson expects to cease his employment as interim chief financial officer of the Company on or about that date.  A copy of the June 6th letter agreement was filed by the Company on a Form 8-K dated June 10, 2005.

A copy of the amendment is attached as Exhibit 10.1.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The disclosure set forth above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated into this Item 5.02.

Item 9.01. Financial Statements and Exhibits

(c)                                  Exhibits

10.1                           Letter Amendment between Dendrite International, Inc. and George T. Robson, dated September 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDRITE INTERNATIONAL, INC.

Dated: October 3, 2005	By:	CHRISTINE A. PELLIZZARI
	Name:	Christine A. Pellizzari
	Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Amendment between Dendrite International, Inc. and George T. Robson, dated September 27, 2005.